EXHIBIT 10.39

Advanced Aesthetics
501 Madison Avenue
New York, NY  10022

November 10, 2005

The Johns Hopkins Health System Corporation
The Johns Hopkins University
901 South Bend Street, Suite 550

Baltimore, MD  21231

Gentlemen:

         This letter will confirm our agreement to extend the period by which we are required to satisfy the "Conditions Precedent" pursuant to Section 5(b) of our Services and Licensing Agreement (the "Agreement") dated December 8, 2004, from October 31, 2005 until December 31, 2005. All other terms and provisions of the Agreement remain unchanged and in full force and effect.

         Please indicate your agreement by signing this letter below and returning a copy to us.

                                        Very truly yours,

                                        ADVANCED AESTHETICS, INC.


                                        By: /s/ Andrew Lipman
                                            -------------------------
                                              Name: /s/ Andrew Lipman
                                              Title: Vice President


AGREED

THE JOHNS HOPKINS HEALTH SYSTEM CORPORATION


By: /s/ Richard A. Grossi
    -------------------------
      Name: Richard A. Grossi
      Title:

By: /s/ Richard A. Grossi
    -------------------------
      Name: Richard A. Grossi
      Title: